SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 7, 2025

SCIENTIFIC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-6658	04-2217279
(State or other Jurisdiction)	(Commission File Number)	(IRS Employer No.)

80 Orville Drive

Bohemia, New York 11716

(Address of principal executive offices)

(631) 567-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Trading	Symbol	Name of each exchange on which registered
Common stock $0.5 par value	SCND	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On August 11th, 2025, Scientific Industries, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing that it had entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Troemner, LLC, a Delaware limited company (the “Purchaser”), pursuant to which the Company sold and the Purchaser purchased substantially all of the assets of the Company’s Genie Division of Benchtop Laboratory Equipment consisting primarily of the Genie line of products and related fixed assets, inventory, and intellectual property.  This Form 8-K/A amends the Original 8-K to include the pro-forma financial information of the Company giving effect to the completion of the Transaction required by Item 9.01(b) of Form 8-K.

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 7, 2025, Scientific Industries, Inc. (the “Company”), a Delaware corporation, entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Troemner, LLC, a Delaware limited company (the “Purchaser”), pursuant to which the Company sold and the Purchaser purchased substantially all of the assets of the Company’s Genie Division of Benchtop Laboratory Equipment consisting primarily of the Genie line of products and related fixed assets, inventory, and intellectual property. The purchase price consisted of $9,600,000 minus certain working capital adjustments, plus an earn-out of up to an aggregate of $1,500,000, of which $1,140,000 is payable on the Company’s performance of certain supply and transition services under separate agreements. Specifically, the Company will supply products currently produced by the Genie Division to the Purchaser for an initial period of at least six months, renewable for 3-month periods up to a maximum of twelve months, plus transition services which include training and transfer of know-how by the Company to the Purchaser. The Purchase Agreement contains customary conditions, representations, warranties, indemnities and covenants by, among, and for the benefit of the parties.

The Company will continue to operate the Torbal Division of its Benchtop Laboratory Equipment Operations out of Bohemia, New York.

The foregoing description of the Purchase Agreement and related documents are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibits 2.1,10.1 and 10.2, respectively, to this Current Report on Form 8-K and which are incorporated by reference herein in their entirety.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Disclosures under Item 1.01 above are incorporated hereunder in their entirety.

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ITEM 9.01 Financial Statements and Exhibits

(a) not applicable

(b) Pro Forma Financial Information.

The unaudited pro forma combined balance sheet as of June 30, 2025 and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2025 and for the fiscal year ended December 31, 2024, and the notes related thereto, are filed as Exhibit 99.1 and are incorporated by reference into this Item 9.01(b).

(c) Exhibits

Exhibit No.	Description
99.1	UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be Scientific Industries, Inc.

Date: December 5, 2025	By:	/s/ Helena R. Santos
Chief Executive Officer and Treasurer

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